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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: March 5, 1999


                            MICRO GENERAL CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                     0-8358                95-2621545
         --------                     ------                ----------
(State or other jurisdiction       (Commission     (IRS Employer Identification
     of incorporation)             File Number)               Number)


                2510 N. Redhill Avenue, #230, Santa Ana, CA 92705
                    (Address of principal executive offices)

                                 (714) 731-0557
              (Registrant's telephone number, including area code)



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Item 5. Other Events

        Mr. Bruce Crair, Chief Operating Officer and President, resigned his position with the company to pursue other interests on March 5, 1999. Micro General Corporation is restructuring its management team. As part of its restructuring, Patrick F. Stone, Chief Executive Officer, is assuming the operational responsibilities of Mr. Crair.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MICRO GENERAL CORPORATION


Date:   March 10, 1999                  By: /s/ M'LISS JONES KANE
                                            ------------------------------------
                                            M'Liss Jones Kane
                                            Senior Vice President, Corporate
                                            Counsel and Corporate Secretary